Exhibit 10.19

AMENDMENT No. 1 dated as of December 4, 2001 to the Credit Agreement dated as of May 3, 2001 (the “Credit Agreement) among DaVita, Inc., a Delaware corporation (the “Borrower”), the Lenders, Issuing Bank and Swing Line Bank party thereto, Banc of America Securities LLC and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers, Credit Suisse First Boston as Syndication Agent, The Bank of New York, The Bank of Nova Scotia, and SunTrust Bank as Documentation Agents and Bank of America, N.A. as the Administrative Agent for the Lender Parties thereto. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

Preliminary Statements

(1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order to permit it to purchase additional amounts of its common stock.

(2) The Lender Parties have indicated their willingness to agree to amend the terms and conditions of the Credit Agreement described above in Preliminary Statement (1) on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

SECTION 1.    Amendments of Certain Provisions of the Credit Agreement.    The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

(a)  Section 1.01 is amended to delete the definition of “Share Repurchase Ratio”.

(b)  Section 2.01(c) is amended to delete “(i)” immediately preceding “Each Revolving Credit Lender agrees,” and to delete subsection 2.01(c)(ii) in its entirety.

(c)  Section 4.01(j) is amended to insert “except to the extent permitted under Section 5.02(g)(iv)” immediately following “Letter of Credit.”

(d)  Section 5.02(g)(iv) is amended in full to read as follows:

“(iv)  The Borrower may purchase, redeem or otherwise acquire for value any of its Equity Interests in an aggregate amount not in excess of $200,000,000 during the term of this Agreement; provided however, that on the date that the Borrower shall have purchased, redeemed or otherwise acquired for value its Equity Interests in an aggregate amount in excess of $50,000,000 (in each case determined at the respective time of purchase, redemption or acquisition), and on each date thereafter when the Borrower shall have purchased, redeemed or otherwise acquired for value its Equity Interests in aggregate additional amounts of $10,000,000, the sum (both prior to and after giving effect to the respective purchase, redemption or acquisition) of (i) cash and Cash Equivalents (not subject to a lien other than a lien in favor of the Lender Parties) of the Borrower and the Guarantors on a Consolidated basis and (ii) the aggregate Unused Revolving Credit Commitment shall not be less than $35,000,000; provided further that the limitation contained herein shall not apply to the conversion of Subordinated Debt that is convertible into common stock of the Borrower in accordance with the terms of such Subordinated Debt and without the payment of any additional consideration by the Borrower.”

(e)  Section 5.03(b)(iii) is amended to insert, “principal accounting officer or treasurer” immediately following “Chief Financial Officer.”

(f)  Section 5.03(c) is amended to insert, “principal accounting officer or treasurer” immediately following “Chief Financial Officer.”

SECTION 2.    Conditions Precedent to the Effectiveness of this Amendment.    This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a)  The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on December 10, 2001, (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and (ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower).

(b)  The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

(c)  No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

(d)  All of the reasonable fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 3.    Reference to and Effect on the Loan Documents.

(a)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)  The Credit Agreement, as amended by the amendments specifically provided above in Section 1, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Lender Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

SECTION 4.    Costs and Expenses.    The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 5.    Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

TH	E BORROWER

DA	VITA, INC.

TH	E ADMINISTRATIVE AGENT

BA	NK OF AMERICA, N.A.

TH	E LENDER PARTIES

AD	DISON CDO, LIMITED, as a Lender

AE	RIES FINANCE-II, LTD., as a Lender

AM	ARA-2 FINANCE, LTD.,
as a Lender

AM	MC CDO II, LIMITED,
as a Lender

AR	ES III CLO LTD.,
as a Lender

AR	ES IV CLO LTD.,
as a Lender

AT	HENA CDO LIMITED,
as a Lender

AV	ALON CAPITAL LTD.,
as a Lender

AV	ALON CAPITAL LTD. 2,
as a Lender

BA	LBOA CDO I, LIMITED,
as a Lender

BA	NC OF AMERICA SECURITIES LLC,
as Joint Lead Arranger and Joint Book
Manager

BA	NK OF AMERICA, N.A., as a Lender,
the Swing Line Bank and the Issuing Bank

TH	E BANK OF NEW YORK, as a
Documentation Agent and a Lender

BA	NK OF NOVA SCOTIA, as a
Documentation Agent and a Lender

BA	VARIA TRR CORPORATION,
as a Lender

BR	ANT POINT II CBO 2000-1 LTD.,
as a Lender

CA	PTIVA II FINANCE LTD.,
as a Lender

CA	PTIVA III FINANCE LTD.,
as a Lender

CA	PTIVA IV FINANCE LTD.,
as a Lender

CO	STANTINUS EATON VANCE CDO V,
LTD., as a Lender

CR	EDIT LYONNAIS NEW YORK BRANCH,
as a Lender

CR	EDIT SUISSE FIRST BOSTON, as Joint
Lead Arranger and Joint Bank Manager, and
a Lender

DE	BT STRATEGIES FUND, INC.,
as a Lender

DE	LANO COMPANY, as a Lender

EA	ST WEST BANK, as a Lender

EA	TON VANCE CDO III, LTD.,
as a Lender

EA	TON VANCE CDO IV, LTD.,
as a Lender

EA	TON VANCE SENIOR DEBT PORTFOLIO,
as a Lender

EA	TON VANCE SENIOR INCOME TRUST,
as a Lender

EL	T LTD.,
as a Lender

FID	ELITY ADVISOR SERIES II: FIDELITY
ADVISOR FLOATING RATE HIGH
INCOME FUND, as a Lender

GE	NERAL ELECTRIC CAPITAL
CORPORATION, as a Lender

GR	AYSON & CO,
as a Lender

GR	EAT POINT CLO 1999-1 LTD.,
as a Lender

JIS	SEKIKUN FUNDING, LTD.,
as a Lender

KZ	H CNC LLC, as a Lender

KZ	H CYPRESSTREE-1 LLC,
as	a Lender

KZ	H SHOSHONE LLC,
as a Lender

KZ	H SOLEIL LLC,
as a Lender

KZ	H STERLING LLC,
as a Lender

MA	GNETITE ASSET INVESTORS III L.L.C.,
as a Lender

MA	STER SENIOR FLOATING RATE
TRUST, as a Lender

ME	RRILL LYNCH GLOBAL INVESTMENT
SERIES: INCOME STRATEGIES
PORTFOLIO, as a Lender

ME	RRILL LYNCH SENIOR FLOATING
RATE FUND, as a Lender

OA	SIS COLLATERALIZED HIGH INCOME
PORTFOLIO, as a Lender

OC	TAGON INVESTMENT PARTNERS II,
LLC, as a Lender

OC	TAGON INVESTMENT PARTNERS III,
LTD., as a Lender

OC	TAGON INVESTMENT PARTNERS IV,
LTD., as a Lender

OP	PENHEIMER SR. FLOATING RATE
FUND, as a Lender

PP	M SPYGLASS FUNDING TRUST,
as a Lender

RO	YALTON COMPANY INC.,
as a Lender

SA	NKATY HIGH YIELD PARTNERS II, LP,
as a Lender

SA	NKATY HIGH YIELD PARTNERS III, LP,
as a Lender

SE	ABOARD CLO 2000 LTD.,
as a Lender

SE	NIOR HIGH INCOME PORTFOLIO, INC.,
as a Lender

RO	YALTON COMPANY INC.,
as a Lender

SA	NKATY HIGH YIELD PARTNERS II, LP,
as a Lender

SA	NKATY HIGH YIELD PARTNERS III, LP,
as a Lender

SE	ABOARD CLO 2000 LTD.,
as a Lender

SE	NIOR HIGH INCOME PORTFOLIO, INC.,
as a Lender

SE	QUILS-MAGNUM, LTD.,
as a Lender

ST	ANFIELD ARBITRAGE CDO, LTD.,
as a Lender

TH	E SUMITOMO TRUST & BANKING CO.,
LTD., as a Lender

SU	NAMERICA LIFE INSURANCE
COMPANY, as a Lender

SU	NTRUST BANK, as a Documentation Agent
and	a Lender

TC	W SELECT LOAN FUND, LIMITED,
as a Lender

TO	RONTO DOMINION (NEW YORK), INC.,
as a Lender

U.S	. BANK, NATIONAL ASSOCIATION, as
Lender

VA	N KAMPEN CLO I LIMITED,
as a Lender

VA	N KAMPEN CLO II LIMITED,
as a Lender

VA	N KAMPEN PRIME RATE INCOME
TRUST, as a Lender

VA	N KAMPEN SENIOR FLOATING RATE
FUND, as a Lender

VA	N KAMPEN SENIOR INCOME TRUST,
as a Lender

WH	ITNEY CASHFLOW FUND II,
as a Lender

WI	NGED FOOT FUNDING TRUST,
as a Lender

Consent to Amendment No. 1

As of December         , 2001

Reference is made to Amendment No. 1, dated as of December         , 2001 (the “Amendment”), to the Credit Agreement dated as of May 3, 2001 (the “Credit Agreement”) among DaVita, Inc., a Delaware corporation, the Lenders, Issuing Bank and Swing Line Bank party thereto, Banc of America Securities LLC and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers, Credit Suisse First Boston as Syndication Agent, The Bank of New York, The Bank of Nova Scotia, and SunTrust Bank as Documentation Agents and Bank of America, N.A. as the Administrative Agent for the Lender Parties thereto. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

Each of the undersigned, as a guarantor under the Subsidiary Guarantee dated as of May 3, 2001 (the “Subsidiary Guarantee”) in favor of the Lender Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiary Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiary Guarantee to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

DAVITA, INC.

By:	/s/ MARSHAL SALOMON
Marshal Salomon
Vice President
on behalf of each of the entities listed on Appendix A attached hereto

TO	TAL RENAL CARE, INC., on behalf of each of the entities listed on Appendix B attached hereto

By:	/s/ MARSHAL SALOMON
Marshal Salomon
Vice President

TR	C WEST, INC.

By:	/s/ MARSHAL SALOMON
Marshal Salomon
Vice President

Appendix A to the Consent

Carroll County Dialysis Facility, Inc.
Continental Dialysis Centers, Inc.
Continental Dialysis Center of Springfield-Fairfax, Inc.
Dialysis Specialists of Dallas, Inc.
East End Dialysis Center, Inc.
Elberton Dialysis Facility, Inc.
Flamingo Park Kidney Center, Inc.
Lincoln Park Dialysis Services, Inc.
Mason-Dixon Dialysis Facilities, Inc.
Open Access Sonography, Inc.
Peninsula Dialysis Center, Inc.
Renal Treatment Centers, Inc.
Renal Treatment Centers — California, Inc.
Renal Treatment Centers — Hawaii, Inc.
Renal Treatment Centers — Illinois, Inc.
Renal Treatment Centers — Mid-Atlantic,Inc.
Renal Treatment Centers — Northeast, Inc.
Renal Treatment Centers — Southeast, Inc.
Renal Treatment Centers — West, Inc.
RTC Holdings, Inc.
RTC — Texas Acquisition, Inc.
RTC TN, Inc.
Total Acute Kidney Care, Inc.
Total Renal Care, Inc.
Total Renal Care of Colorado, Inc.
Total Renal Care of Puerto Rico, Inc.
Total Renal Laboratories, Inc.
Total Renal Research, Inc.
Total Renal Support Services, Inc.
TRC of New York, Inc.
Tri-City Dialysis Center, Inc.

Appendix B to the Consent

Beverly Hills Dialysis Partnership
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership
Sunrise Dialysis Partnership
Total Renal Care/Peralta Renal Center Partnership
Total Renal Care/Piedmont Dialysis Partnership
Total Renal Care Texas Limited Partnership
Total Renal Care of Utah, L.L.C.
TRC — Indiana, LLC